UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Mallinckrodt public limited company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11.

PROXY STATEMENT — YOUR VOTE IS VERY IMPORTANT
MALLINCKRODT PUBLIC LIMITED COMPANY
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, D15 TX2V, Ireland
August 20, 2025
Dear Shareholder,
This serves as notice to you of an extraordinary general meeting (the “EGM”) of the shareholders of Mallinckrodt plc (“Mallinckrodt”), which will be held on October 8, 2025, at 9:30 a.m. local time, at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.
The purpose of the EGM is to ask shareholders to approve a special resolution to change the name of Mallinckrodt from Mallinckrodt plc to Keenova Therapeutics plc, as well as ordinary resolutions to effect a sub-division, variation and increase in Mallinckrodt’s authorized share capital to create greater flexibility for the issuance of preferred shares in the Company’s share capital. The enclosed Notice of Extraordinary General Meeting of Shareholders and the accompanying proxy statement set forth more detail on the proposals that will be presented at the EGM. We urge all Mallinckrodt shareholders to read the accompanying proxy statement carefully and in its entirety.
Your proxy is being solicited by the Board of Directors of Mallinckrodt. The Board of Directors of Mallinckrodt unanimously recommends that you vote “FOR” the resolutions at the EGM described in the accompanying proxy statement. Whether or not you expect to attend the EGM, we encourage you to cast your vote promptly so that your shares will be represented and voted at the meeting. This can be done in advance of the EGM by availing yourself of one of the options detailed in the accompanying proxy statement.
On behalf of the Board of Directors of Mallinckrodt, I extend our appreciation for your continued support.
Yours sincerely,
PAUL EFRON
Chairman of the Board of Directors of Mallinckrodt plc
The accompanying proxy statement is dated August 20, 2025, and is first being mailed to shareholders of Mallinckrodt on or about September 10, 2025.

MALLINCKRODT PUBLIC LIMITED COMPANY
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, D15 TX2V, Ireland
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF MALLINCKRODT PUBLIC LIMITED COMPANY
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “EGM”) of the shareholders of Mallinckrodt plc (“Mallinckrodt” or the “Company,” “we,” “our” or “us”), a public limited company incorporated under the laws of Ireland, will be held on October 8, 2025 at 9:30 a.m. local time, at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, for the purposes of considering and, if thought fit, passing the following resolutions:
1.
Special Resolution: Approval of the Change of Name of the Company

THAT, the change of the name of the Company from Mallinckrodt plc to Keenova Therapeutics plc is hereby approved, subject to the approval of the Registrar of Companies, and the memorandum and articles of association of the Company be amended to reflect this change of name, and the board of directors of the Company is hereby authorized in its absolute discretion to determine the time of the filing with the Registrar of Companies of the relevant applications, forms, filings and documents for such change of name and whether or not to proceed with filing such applications, forms, filings and documents, with the power to delegate and sub-delegate the determination of all of the foregoing, provided that the authority conferred by this resolution shall expire on October 7, 2026 if the relevant applications, forms, filings and documents for such change of name have not been filed with the Registrar of Companies on or before such date, and provided further that this resolution shall have effect from the business day immediately prior to such filing with the Registrar of Companies (such resolution is sometimes referred to as “Resolution 1” in the accompanying proxy statement).
2.
Ordinary Resolutions: Increase of Preferred Share Authorized Share Capital:

As separate ordinary resolutions:
(a) THAT, the Preferred Shares of US$0.01 each in the authorized share capital of the Company be and are hereby sub-divided into Preferred Shares of US$0.001 each, having the rights and being subject to the restrictions as set out in, or as may be provided for pursuant to, the Company’s articles of association (such resolution is sometimes referred to as “Resolution 2(a)” in the accompanying proxy statement).
(b) THAT, the authorized share capital of the Company, which, following the approval of Resolution 2(a) above, will stand at US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 5,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each, be and is hereby varied and increased by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each, having the rights and being subject to the restrictions as set out in, or as may be provided for pursuant to, the Company’s articles of association, and each be authorised (for the avoidance of doubt) to be issued and allotted in accordance with the authorities granted to the directors under Article 8(c) of the Company’s articles of association, such that the authorized share capital of Mallinckrodt shall be US$3,005,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 3,000,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each (such resolution is sometimes referred to as “Resolution 2(b)” in the accompanying proxy statement).
3.
Ordinary Resolution: Approval for the adjournment of the EGM

THAT, any motion by the chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve Resolutions 1, 2(a) and 2(b), be approved (such resolution is sometimes referred to as “Resolution 3” in the accompanying proxy statement).

At the EGM, the requisite approval of each of the above resolutions depends on whether it is: (i) an “ordinary resolution”, which requires the approval of the holders of a simple majority (greater than 50%) of the votes cast by the holders of Mallinckrodt ordinary shares with nominal value (par value) of $0.01 each (the “Mallinckrodt ordinary shares”), present and voting, either in person or by proxy; or (ii) a “special resolution”, which requires the approval of the holders of at least three-fourths (75%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy. Resolution 1 is a special resolution. Resolution 2(a), Resolution 2(b) and Resolution 3 are ordinary resolutions.
The foregoing resolutions are more fully described in the accompanying proxy statement.
Shareholders of record as of September 5, 2025, the record date for the EGM, are entitled to vote on these matters. For all the EGM resolutions, because the votes required to approve such resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the EGM resolutions.
Terms used, but not defined, in this notice shall bear the meanings given to those terms in the accompanying proxy statement. We urge all Mallinckrodt shareholders to read the accompanying proxy statement carefully and in its entirety.
Dated: August 20, 2025
By order of the Board of Directors of Mallinckrodt plc
Mark Tyndall
Company Secretary
Mallinckrodt plc
College Business & Technology Park
Cruiserath
Blanchardstown
Dublin 15
D15 TX2V
Ireland

NOTES TO THE NOTICE OF EGM
Availability of documents and information in connection with the EGM
1.
Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM, is available to shareholders of record at www.proxyvote.com. These materials are also publicly available on the Investor Relations section of our website at ir.mallinckrodt.com.

2.
Website references throughout this notice are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this notice.

Appointment of Proxies
3.
Any shareholder entitled to attend and vote at the EGM may appoint one or more proxies, who need not be a shareholder(s) of Mallinckrodt, to act on their behalf. Proxies may be appointed (i) via the Internet, by visiting www.proxyvote.com (please have your proxy card in hand when you access the website and enter the 16 digit control number to vote your shares), (ii) by calling 1-800-690-6903 (please have your proxy card in hand when you call and then follow the instructions); or (iii) by returning a signed instrument of proxy (or proxy card) to one of the following locations, in each case by 11.59 p.m. U.S. Eastern Time on October 7, 2025:

•
Mallinckrodt plc c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Mallinckrodt plc’s registered address electronically); or

•
Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, D15 TX2V, Ireland, attention Corporate Secretary.

4.
If you wish to appoint a person other than the individuals specified on our proxy card, please contact our Corporate Secretary via e-mail at corporate.secretary@mnk.com and also note that your appointed proxy must attend the EGM in person in order for your votes to be cast.

Record Date
5.
The record date for the EGM shall be September 5, 2025.

ADDITIONAL INFORMATION
If you have questions about the EGM, or if you need to obtain copies of the accompanying proxy statement or proxy card, you may contact the contact listed below. You will not be charged for any of the documents you request.
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
(888) 750-9498 (toll free in the United States and Canada) or
+1 (412) 232-3651 (from other countries)
In order to ensure timely delivery of the documents before the EGM, Mallinckrodt shareholders must make their requests no later than five business days prior to the date of the EGM (i.e., by October 1, 2025).

PROXY STATEMENT
MALLINCKRODT PUBLIC LIMITED COMPANY
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, D15 TX2V, Ireland
PROXY STATEMENT
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
October 8, 2025
This proxy statement is furnished to the shareholders of Mallinckrodt plc (“Mallinckrodt,” the “Company” “we,” “our” or “us”) on or about September 10, 2025 in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Mallinckrodt for use at the Extraordinary General Meeting of Shareholders (the “EGM”) to be held on October 8, 2025, at 9:30 a.m. local time, at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland and at any adjournment or postponement thereof. In addition, this proxy statement constitutes a notice of meeting with respect to the EGM, at which the Mallinckrodt shareholders will be asked to approve the EGM proposals, each as described in more detail under the section of this proxy statement entitled “Proposals Requiring your Vote” beginning on page 13 of this proxy statement.
This proxy statement provides the Mallinckrodt shareholders with information they need to be able to vote or instruct their vote to be cast at the EGM.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   1

QUESTIONS AND ANSWERS
QUESTIONS AND ANSWERS
The following questions and answers are intended to address briefly some commonly asked questions regarding the EGM proposals and the EGM. These questions and answers only highlight some of the information contained in this proxy statement. They may not contain all the information that is important to you. You should read carefully this entire proxy statement to understand fully the proposals requiring your vote and the voting procedures for the EGM.
Q:
Why did I receive this proxy statement?

We are making this proxy statement available to you on or about September 10, 2025 by delivering printed versions to you by mail because our Board of Directors is soliciting your proxy to vote at our EGM on October 8, 2025. This proxy statement contains information about the items being voted on at the EGM.
Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM, is available to shareholders of record at www.proxyvote.com. These materials are also publicly available on the Investor Relations section of our website at ir.mallinckrodt.com.

Q:
When and where will the EGM be held?

A:
The EGM will be convened and held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, on

October 8, 2025, at 9:30 a.m. local time.

Q:
What proposals are being voted on at the EGM and what shareholder vote is required to approve those proposals?

A:
Mallinckrodt shareholders are being asked to consider and vote at the EGM to approve certain proposals set forth below, each as described in more detail under the section of this proxy statement entitled “Proposals Requiring your Vote” beginning on page 13 of this proxy statement:

•
Resolution 1: To approve the change of the name of the Company from Mallinckrodt plc to Keenova Therapeutics plc.

•
Resolution 2(a): To approve the sub-division of the Preferred Shares of US$0.01 each in the authorized share capital of Mallinckrodt into Preferred Shares of US$0.001 each.

•
Resolution 2(b): To approve a variation and increase in the authorized share capital of Mallinckrodt, which following the approval of Resolution 2(a) above will stand at US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 5,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each, by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each, such that the authorized share capital of

Mallinckrodt will be US$3,005,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 3,000,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each.
•
Resolution 3: To approve the authority to adjourn the EGM to another time or place if necessary or appropriate to effect particular steps.

At the EGM, the requisite approval of each of the EGM proposals depends on whether it is: (i) an “ordinary resolution,” which requires the approval of the holders of a simple majority (greater than 50%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy; or (ii) a “special resolution,” which requires the approval of the holders of at least three-fourths (75%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy. Resolution 1 is a special resolution. Resolution 2(a), Resolution 2(b) and Resolution 3 are ordinary resolutions.
For all the EGM proposals, because the votes required to approve such resolutions are

2   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

QUESTIONS AND ANSWERS
based on votes properly cast at the EGM, and because abstentions and broker non-
votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the EGM proposals.

Q:
What are the recommendations of the Board of Directors regarding the proposals put to a vote at the EGM?

A:
The Board of Directors unanimously recommends that Mallinckrodt shareholders vote “FOR” each of the EGM proposals.

Q:
Who is entitled to vote?

A:
The Board of Directors has fixed close of business (Eastern Time in the United States) on September 5, 2025 as the record date for the EGM. If you are a Mallinckrodt shareholder of record as of the close of business (Eastern Time in the United States) on September 5, 2025 (the “voting record time”), you are entitled to receive notice of and to vote at the EGM or any adjournments thereof.

Q:
What constitutes a quorum?

A:
The quorum for the EGM shall be one or more persons, present in person or by proxy (whether or not such holder actually exercises his/her voting rights in whole, in part or at all at the EGM), entitled to exercise a majority of the voting power of Mallinckrodt as at the voting record time. Abstentions that are present in person or represented by proxy at the EGM will be counted as present for the purpose of determining a quorum, but will not be counted as votes cast for or against any of the EGM proposals. The EGM proposals shall be decided on a poll.

Q:
What if I sell my Mallinckrodt ordinary shares before the EGM?

A:
If you sell or otherwise transfer your Mallinckrodt ordinary shares before the voting record time, you will not be entitled to attend or vote at the EGM. Additionally, if you acquire additional Mallinckrodt ordinary shares after the voting record time, you will not have the right to vote in respect of those additional Mallinckrodt ordinary shares at the EGM. If you sell or otherwise transfer your Mallinckrodt ordinary shares after the voting record time, but before the EGM, you will retain your right to vote at the EGM.

Because administrative steps to record the legal transfer of Mallinckrodt ordinary shares on the register of members take additional time, there may be a delay between the contractual transfer of shares and the recording of such transfer on the register of members, and as a result, there may be a delay between when a new shareholder purchases Mallinckrodt ordinary shares and when that shareholder is able to directly exercise their rights as a shareholder over those shares (including the right to attend and vote at the EGM, which will be available only to shareholders to the extent they are recorded as the owners of shares in the register of members at the voting record time).

Q:
How do I vote?

A:
If you are a Mallinckrodt shareholder of record as of the voting record time, you may vote your shares at the EGM in one of the following ways:

•
by mailing your completed and signed proxy card in the enclosed return envelope;

•
by voting by telephone or over the Internet as instructed on the enclosed proxy card; or

•
by attending the EGM and voting in person.

If you vote by telephone or over the Internet, you will need the control number provided on the proxy card.
To vote in person, you must bring proof of ownership of Mallinckrodt ordinary shares as of the record date and valid picture identification. If you are a Mallinckrodt

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   3

QUESTIONS AND ANSWERS
shareholder of record, the shares listed on your proxy card will include the shares held in a book-entry account at Computershare Trust Company, N.A., Mallinckrodt’s transfer agent.
If you are a beneficial owner of Mallinckrodt ordinary shares held in “street name”, you should follow the instructions provided by your bank, brokerage firm or other similar organization in order to instruct them how to vote such shares. If you are a beneficial owner of Mallinckrodt ordinary shares held in “street name” and you wish to vote in person at the EGM, you must obtain a legal proxy from the bank, brokerage firm or other similar organization that holds your shares. You will need to bring the legal proxy with you to the EGM and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the EGM without a legal proxy and a signed ballot.
For more information on shares held in “street name” see the sections of this proxy statement below entitled “What is the difference between holding shares as a shareholder of record and as a beneficial owner?” and “If my shares are held in “street name” by my bank, brokerage firm or other similar organization, will my bank, brokerage firm or other similar organization automatically vote my shares for me?”

Q:
What if I have purchased Mallinckrodt ordinary shares but I am not listed as the registered holder on Mallinckrodt’s register of members?

Under Irish law and the Mallinckrodt articles of association, rights in respect of Mallinckrodt ordinary shares are exercisable by the registered shareholder as entered in the register of members. For example, the exercise of voting rights is only effective under Irish law if executed by the registered shareholder. Because administrative steps to record the legal transfer of Mallinckrodt ordinary shares on the register of members take additional time, there may be a delay between the contractual transfer of shares and the recording of such transfer on the register of members, and as a result, there may be a delay between when a new shareholder purchases Mallinckrodt ordinary shares and when that shareholder is able to directly exercise their rights as a shareholder over those shares (including the right to attend and vote at the EGM, which will be available only to shareholders to the extent they are recorded as the owners of shares in the register of members at the voting record time). Additional information on transfer forms and the payment of stamp duty required on transfers is available on Mallinckrodt’s Investor Relations website ir.mallinckrodt.com.

Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
“Shareholder of record” refers to those “holders” whose names appear in the register of members of Mallinckrodt and are considered the shareholder of record of those shares under the Irish Companies Act 2014 (as amended) (the “Irish Companies Act”). Beneficial owner of shares held in “street name” refers to holders of Mallinckrodt ordinary shares held in an account at a bank, brokerage firm or other similar organization and are ordinarily considered the beneficial owner of shares held in “street name”. As a beneficial owner, you have the right to direct your bank, brokerage firm or other similar organization how to vote the shares held in your account.

Q:
If my shares are held in “street name” by my bank, brokerage firm or other similar organization, will my bank, brokerage firm or other similar organization automatically vote my shares for me?

A:
Not always. If you do not provide instructions to your bank, brokerage firm or other similar organization, your shares will not be voted on any proposal on which the bank, brokerage firm or other similar organization does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without

4   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

QUESTIONS AND ANSWERS
instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Brokers have discretionary power to vote your shares with respect to “routine” matters, but they may not have discretionary power to vote your shares on “non-routine” matters. We expect that Resolution 1 will be considered a routine matter and Resolutions 2(a), 2(b) and 3 will be considered non-routine matters. In the case of non-routine matters, the bank, brokerage firm or other similar organization will not be able to vote your shares on those matters for which specific authorization is required. A bank, brokerage firm or similar organization may not be permitted by its rules to vote your shares with respect to non-routine matters if you have not provided instructions. We strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.
Please see section entitled “Voting Ordinary Shares Held in Street Name” beginning on page 9 of this proxy statement for further details.
If you believe you are such a beneficial owner, you should contact your bank, brokerage firm or similar organization to understand your rights with respect to voting and the process for doing so, as beneficial owners generally have the right to direct the shares held in their account.

Q:
How many votes do I have?

A:
You are entitled to one vote for each Mallinckrodt ordinary share that you own as of the close of business (Eastern Time in the United States) on September 5, 2025 (the

“voting record time”). As of the close of business on August 18, 2025, 39,413,711 Mallinckrodt ordinary shares were outstanding.

Q:
What do I need to do now?

A:
Shareholder of record

If you are entitled to vote at the EGM, you can vote in person by attending the meeting and completing a ballot at the EGM, or you can vote by proxy before the EGM. Even if you plan to attend the EGM, we encourage you to vote by proxy before the EGM. After carefully reading and considering the information contained in this proxy statement, please submit your proxy by telephone or Internet in accordance with the instructions set forth on the enclosed proxy card, or mark, sign and date the proxy card, and return it in the enclosed prepaid envelope as soon as possible so that your shares may be voted at the EGM. Your proxy card or your telephone or Internet directions will instruct the persons identified as your proxy to vote your shares at the EGM as directed by you.
You will find enclosed with this proxy statement a form of proxy for use at the EGM.
If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Innisfree, Mallinckrodt’s proxy solicitation agent, by mail at 501 Madison Avenue, 20th floor New York, New York 10022, by telephone at (888) 750-9498 (toll free in the United States and Canada) or +1 (412) 232-3651 (from other countries).
Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM, is available to shareholders of record at www.proxyvote.com. These materials are also publicly available on the Investor Relations section of our website at ir.mallinckrodt.com.
Website references throughout this notice are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement.
Any Mallinckrodt shareholder entitled to attend and vote at the EGM may appoint one or more proxies, who need not be a shareholder(s) of Mallinckrodt, to act on their behalf. Proxies may be appointed (i) via the Internet, by visiting www.proxyvote.com (please have your proxy card in hand when you access the website and enter the 16 digit control number to vote your shares), (ii) by calling 1-800-690-6903 (please have your proxy card in hand when you call and then follow the instructions); or (iii) by returning a signed instrument of proxy (or proxy card) to Mallinckrodt plc c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Mallinckrodt plc’s registered address electronically), or to Mallinckrodt plc, College Business & Technology Park, Cruiserath,

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   5

QUESTIONS AND ANSWERS
Blanchardstown, Dublin 15, D15 TX2V, Ireland, in each case by 11.59 p.m. U.S. Eastern Time on October 7, 2025.
If you wish to appoint a person other than the individuals specified on our proxy card, please contact our Corporate Secretary via e-mail at corporate.secretary@mnk.com and also note that your appointed proxy must attend the EGM in person in order for your votes to be cast.
Further instructions on how to appoint a proxy are set out in the notes to the Notice of EGM, and on the form of proxy. The completion and return of a proxy card (including an electronic proxy appointment) will not prevent a Mallinckrodt shareholder from attending and voting in person at the EGM, or any adjournment thereof, should they wish to do so.
Beneficial owner of shares
If you hold your Mallinckrodt ordinary shares through a bank, brokerage firm or other similar organization, you should follow the instructions provided by your bank, brokerage firm or other similar organization when instructing them how to vote your Mallinckrodt ordinary shares. Please refer to the section of this proxy statement entitled “How do I vote?”, beginning on page 3 of this proxy statement, for further information.

Q:
May I change my vote after I have mailed my signed proxy card or voted by telephone or over the Internet?

A:
Yes, you may change or revoke your vote before it is voted at the EGM. For instructions on how you should change or revoke your vote, please see the section entitled “Changing or Revoking Your Vote” beginning on page 9 of this proxy statement.

If your Mallinckrodt ordinary shares are held in an account through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to change or revoke your vote.

Q:
Who will count the votes?

A:
The inspector of elections appointed for the EGM, a representative of Broadridge Financial Solutions, Inc., will tabulate votes cast by proxy or by ballot at the EGM. The inspector of elections will also determine whether a quorum is present.

Q:
Who can help answer my questions?

A:
If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Innisfree, the proxy solicitation agent for Mallinckrodt, by mail at 501 Madison Avenue, 20th floor New York, New York 10022, by telephone at (888) 750-9498 (toll free in the United States and Canada) or +1 (412) 232-3651 (from other countries).

If your shares are held by a broker, bank or other nominee, you should contact your broker, bank or other nominee for additional information. You are recommended to consult with your stockbroker or other intermediary at the earliest opportunity (where applicable).

6   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

GENERAL INFORMATION
GENERAL INFORMATION
Date, Time and Place of the EGM
Mallinckrodt will convene and hold the EGM at the offices of Arthur Cox LLP, Ten Earlsfort Terrace,
Dublin 2, D02 T380, Ireland, on October 8, 2025, at 9:30 a.m. local time.

Attendance
Attendance at the EGM is limited to Mallinckrodt shareholders of record as of the voting record time and their proxies. Please indicate on the proxy card if you plan to attend the EGM.
If you are a Mallinckrodt shareholder of record as of the voting record time, you may vote your Mallinckrodt ordinary shares at the EGM in one of the following ways:
•
by mailing your completed and signed proxy card in the enclosed return envelope;

•
by voting by telephone or over the Internet as instructed on the enclosed proxy card; or

•
by attending the EGM and voting in person.

If you vote by telephone or over the Internet, you will need the control number provided on the enclosed proxy card. For admission to the EGM,
Mallinckrodt shareholders of record as of the voting record time should bring proof of ownership of Mallinckrodt ordinary shares as of the record date and valid picture identification to the registered shareholders check-in area, where ownership will be verified. If you would like someone to attend on your behalf, please contact Mallinckrodt’s Corporate Secretary prior to the meeting.
Those who have beneficial ownership of Mallinckrodt ordinary shares held in “street name” by a bank, brokerage firm or other similar organization should come to the beneficial owners check-in area. To be admitted, beneficial owners must bring valid picture identification, as well as proof from their banks or brokers (i.e., a legal proxy) that they owned their Mallinckrodt ordinary shares on September 5, the record date for the EGM.

Proposals
Mallinckrodt shareholders of record as of the voting record time are being asked at the EGM to consider and vote to approve certain proposals set forth below, each as described in more detail under the section of this proxy statement entitled “Proposals Requiring your Vote” beginning on page 13 of this proxy statement:
•
Resolution 1: To approve the change of the name of the Company from Mallinckrodt plc to Keenova Therapeutics plc.

•
Resolution 2(a): To approve the sub-division of the Preferred Shares of US$0.01 each in the authorized share capital of Mallinckrodt into Preferred Shares of US$0.001 each.

•
Resolution 2(b): To approve a variation and increase in the authorized share capital of Mallinckrodt, which following the approval of

Resolution 2(a) above will stand at US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 5,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each, by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each, such that the authorized share capital of Mallinckrodt will be US$3,005,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 3,000,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each.
•
Resolution 3: To approve the authority to adjourn the EGM to another time or place if necessary or appropriate to effect particular steps.

Record Date; Outstanding Ordinary Shares; Ordinary Shares Entitled to Vote
Only holders of Mallinckrodt ordinary shares as of the close of business (Eastern Time in the United States) on September 5, 2025, the record date for the EGM, will be entitled to notice of, and to vote at, the EGM or any adjournments thereof. As of the close of business on August 18, 2025,
39,413,711 Mallinckrodt ordinary shares were outstanding. Each outstanding Mallinckrodt ordinary share is entitled to one vote on each proposal and any other matter properly coming before the EGM.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   7

GENERAL INFORMATION
Quorum
The quorum for the EGM shall be one or more persons, present in person or by proxy (whether or not such holder actually exercises his/her voting rights in whole, in part or at all at the EGM), entitled to exercise a majority of the voting power of Mallinckrodt as at the voting record time. Abstentions that are present in person or represented by proxy at the EGM will be counted as present for the purpose of determining a quorum, but will not be counted as votes cast for or against any of the EGM proposals.
The EGM proposals shall be decided on a poll.

Ordinary Share Ownership and Voting by Mallinckrodt’s Directors and Officers
As of August 18, 2025, the Mallinckrodt directors and executive officers had the right to vote approximately 55,739 of the then-outstanding Mallinckrodt ordinary shares, representing approximately 0.14% of the Mallinckrodt ordinary shares then outstanding. The Mallinckrodt directors and executive officers who are shareholders of Mallinckrodt intend to vote “FOR” Resolution 1 regarding the change of the name of the Company to Keenova Therapeutics plc; “FOR” Resolution 2(a) regarding the sub-division of the Preferred Shares of US$0.01 each in Mallinckrodt’s authorized share capital into Preferred Shares of US$0.001 each; “FOR” Resolution 2(b) regarding the variation and increase of Mallinckrodt’s authorized share capital by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each; and “FOR” Resolution 3 regarding the approval of the authority to adjourn the EGM to another time or place if necessary or appropriate to effect particular steps.

Vote Required: Recommendation of Mallinckrodt’s Board of Directors
At the EGM, the requisite approval of each of the EGM proposals depends on whether it is: (i) an “ordinary resolution,” which requires the approval of the holders of a simple majority (greater than 50%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy; or (ii) a “special resolution,” which requires the approval of the holders of at least three-fourths (75%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy. Resolution 1 is a special resolution. Resolution 2(a), Resolution 2(b) and Resolution 3 are ordinary resolutions.
For all the EGM proposals, because the votes required to approve such resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the EGM proposals.
The Board of Directors unanimously recommends that Mallinckrodt shareholders vote “FOR” each of the EGM proposals.

Voting Your Ordinary Shares
Mallinckrodt shareholders may vote by proxy or in person at the EGM. Mallinckrodt recommends that you submit your proxy even if you plan to attend the EGM. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at the EGM.
If you hold Mallinckrodt ordinary shares and your name appears in the register of members of Mallinckrodt, you are considered the shareholder of record of those shares. If your Mallinckrodt ordinary shares are held in an account at a bank, brokerage firm or other similar organization, then you are considered the beneficial owner of Mallinckrodt ordinary shares held in “street name.”
If you are a Mallinckrodt shareholder of record, you may use the enclosed proxy card to instruct the persons named as proxies how to vote your shares.
If you properly complete, sign and date the enclosed proxy card, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the EGM for which proxies have been properly submitted and not revoked. If you sign and return the proxy card appointing the chair as your proxy but do not mark your card to instruct the proxy how to vote on a voting item, your shares will be voted with respect

8   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

GENERAL INFORMATION
to such item in accordance with the recommendations of the Board of Directors.
Mallinckrodt shareholders may also vote over the Internet at www.proxyvote.com or by telephone at 1-800-690-6903. Voting instructions are printed on the proxy card or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the EGM.

Voting Ordinary Shares Held in Street Name
If your shares are held in an account through a bank, brokerage firm or other similar organization, you must instruct the bank, brokerage firm or other similar organization how to vote your shares by following the instructions that the bank, brokerage firm or other similar organization provides you along with this proxy statement. Your bank, brokerage firm or other similar organization, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, brokerage firm or other similar organization.
If you do not provide instructions about how your shares are to be voted to your bank, brokerage firm or other similar organization, your shares will not be voted on any proposal on which the bank, brokerage firm or other similar organization does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Brokers have discretionary power to vote your shares with respect to “routine” matters, but they may not have discretionary power to vote your shares on “non-routine” matters. We expect that Resolution 1 will be considered a routine matter and Resolutions 2(a), 2(b) and 3 will be considered non-routine matters. In the case of non-routine matters, the bank, brokerage firm or other similar organization will not be able to vote your shares on those matters for which specific authorization is required. Accordingly, if you fail to provide instructions about how your shares are to be voted to your bank, brokerage firm or other similar organization, your shares held through such bank, brokerage firm or other similar organization will not be voted on such matters.
If you are a beneficial owner of Mallinckrodt ordinary shares held in “street name” and you wish to vote in person at the EGM, you must obtain a legal proxy from the bank, brokerage firm or other similar organization that holds your shares. You will need to bring the legal proxy with you to the EGM and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the EGM without a legal proxy and a signed ballot.

Changing or Revoking Your Vote
You have the right to change or revoke your proxy before it is voted at the EGM. You may change your vote by voting again on a later date by Internet or by telephone or by signing and returning a new proxy card with a later date, within the voting deadlines described above. Only your latest proxy submitted prior to the meeting will be counted.
Your attendance at the EGM will not automatically revoke a previously submitted proxy unless you actually vote in person at the meeting or file a written instrument with our Corporate Secretary prior to the start of the meeting requesting that your prior proxy be revoked.
If your Mallinckrodt ordinary shares are held in an account through a bank, broker or other nominee, you should follow the instructions provided by such organization to change or revoke your vote.

Costs of Solicitation
Mallinckrodt will bear the cost of soliciting proxies from its shareholders. Mallinckrodt will solicit proxies by mail. In addition, the directors, officers and employees of Mallinckrodt may solicit proxies from shareholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. Mallinckrodt will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   9

GENERAL INFORMATION
material to the beneficial owners of Mallinckrodt ordinary shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials and expenses.
Mallinckrodt has engaged a professional proxy solicitation firm, Innisfree, to assist in soliciting proxies for a fee of approximately $150,000. In addition, Mallinckrodt will reimburse Innisfree for its reasonable disbursements.

Other Business
Mallinckrodt is not aware of any other business to be acted upon at the EGM. If, however, other matters are properly brought before the EGM, the proxies will have discretion to vote or act on those matters according to their best judgment and they intend to vote the shares as the Board of Directors may recommend.

Adjournment; Postponement
Under the Mallinckrodt articles of association, the chairman of the EGM may at any time adjourn the EGM if, in his/her opinion, it would facilitate the conduct of the business of the EGM to do so or if he/she is so directed by the Board of Directors.
Pursuant to this authority, the EGM may be adjourned to, among other things, solicit proxies if there are not sufficient votes at the time of the EGM, as applicable, in favor of the above-described proposals and resolutions, as applicable.

Assistance
If you need assistance in completing your proxy card or have questions regarding the EGM, please contact Innisfree, the proxy solicitation agent for Mallinckrodt, by mail at 501 Madison Avenue,
20th floor New York, New York 10022, by telephone at (888) 750-9498 (toll free in the United States and Canada) or +1 (412) 232-3651 (from other countries).

10   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Statements in this proxy statement that are not strictly historical, including statements regarding the contemplated separation of Par Health from Mallinckrodt and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:
•
the integration of the businesses of Mallinckrodt and Endo, Inc.; the uncertainties related to the contemplated separation of Par Health from Mallinckrodt, including the risk that the separation may not occur on a timely basis or at all; potential changes in Mallinckrodt’s business strategy and performance; exposure to global economic conditions and market uncertainty; the exercise of contingent value rights by the Opioid Master Disbursement Trust II; governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings (“2023 Bankruptcy Proceedings”); scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) SelfJect, the INOmax Evolve DS delivery system, and XIAFLEX; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt’s ability to navigate price fluctuations and pressures, including the ability to achieve anticipated benefits of price increases of its products; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental laws and related liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   11

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
obligation on Mallinckrodt’s operations, future financings and use of proceeds; Mallinckrodt’s variable rate indebtedness; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt were to cease to be a reporting company in the United States; the comparability of Mallinckrodt’s post-emergence financial results and the projections filed with the U.S. Bankruptcy Court for the District of Delaware and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 Bankruptcy Proceedings.
The “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 27, 2024, its Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2025, and its Quarterly Report for the quarterly period ended June 27, 2025, its Registration Statement on Form S-4, as amended, filed with the SEC, and other filings with the SEC, all of which are on file with the SEC and available from the SEC’s website (www.sec.gov) and Mallinckrodt’s website (www.mallinckrodt.com), identify and describe in more detail the risks and uncertainties to which Mallinckrodt’s businesses are subject. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

12   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

PROPOSALS REQUIRING YOUR VOTE
PROPOSALS REQUIRING YOUR VOTE
RESOLUTION 1: APPROVAL OF THE CHANGE OF NAME OF THE COMPANY
Background
On March 13, 2025, Mallinckrodt, Endo, Inc., a Delaware corporation (“Endo”), and Salvare Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Mallinckrodt (“Merger Sub”), entered into a Transaction Agreement (the “Transaction Agreement”). On July 31, 2025, pursuant to the Transaction Agreement, Merger Sub merged with and into Endo, with Endo surviving the business combination as a wholly owned subsidiary of Mallinckrodt (the “Transaction”). The Company is seeking shareholder approval to change the name of the Company from Mallinckrodt plc to Keenova Therapeutics plc. The rationale behind the proposed change of name is to rebrand the combined company and illustrate a new chapter with a renewed focus on development of new and innovative therapies for patients.
Under Irish law, a change of name requires the approval of a special resolution of shareholders, with change of name forms subsequently being required to be filed with the Registrar of Companies in Ireland, which will have final approval over the new name. The change of name only becomes effective following the approval by the Registrar of Companies in Ireland of the new name following the filing of the change of name forms.
Accordingly, the Company is asking its shareholders to adopt Resolution 1 as a special resolution to effect the Mallinckrodt plc name change. The proposal authorizes the Board of Directors to determine the timing of the submission of the filing with the Registrar of Companies in Ireland of the change of name forms, provided that the authorization will lapse if the change of name is not filed with the Registrar of Companies in Ireland on or before October 7, 2026, including if the Board of Directors determine not to proceed with the filing for any reason. If the authorization lapses due to the Board of Directors not authorizing the filing with the Registrar of Companies in Ireland on or before October 7, 2026 or if the Registrar of Companies in Ireland does not for any reason accept the Mallinckrodt plc name change, the name of the Company will not be changed without further shareholder authorization.
The name change will not have any effect on the rights of our existing shareholders.
Proposal to be Voted On
The text of Resolution 1 is as follows:
THAT, the change of the name of the Company from Mallinckrodt plc to Keenova Therapeutics plc is hereby approved, subject to the approval of the Registrar of Companies, and the memorandum and articles of association of the Company be amended to reflect this change of name, and the board of directors of the Company is hereby authorized in its absolute discretion to determine the time of the filing with the Registrar of Companies of the relevant applications, forms, filings and documents for such change of name and whether or not to proceed with filing such applications, forms, filings and documents, with the power to delegate and sub-delegate the determination of all of the foregoing, provided that the authority conferred by this resolution shall expire on October 7, 2026 if the relevant applications, forms, filings and documents for such change of name have not been filed with the Registrar of Companies on or before such date, and provided further that this resolution shall have effect from the business day immediately prior to such filing with the Registrar of Companies.
Vote Required and Recommendation of the Board of Directors
The affirmative vote of at least three-fourths (75%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy, is required to approve Resolution 1.
The Board of Directors unanimously recommends that you vote “FOR” Resolution 1.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   13

PROPOSALS REQUIRING YOUR VOTE
RESOLUTION 2(A)-2(B): APPROVAL OF THE SUB-DIVISION OF THE PREFERRED SHARES OF US$0.01 EACH IN THE AUTHORIZED SHARE CAPITAL OF THE COMPANY INTO PREFERRED SHARES OF US$0.001 EACH AND APPROVAL OF THE VARIATION AND INCREASE OF THE AUTHORIZED SHARE CAPITAL BY THE CREATION OF ADDITIONAL PREFERRED SHARES OF US$0.001 EACH
Background
Under Irish law, an Irish public limited company must have a maximum authorized share capital. Shareholder approval is required to increase the authorized share capital of an Irish public limited company.
Resolutions 2(a) and 2(b) are intended to increase the authorized share capital of Mallinckrodt’s preferred shares so as to create greater flexibility for the issuance of preferred shares in the Company’s share capital, including to facilitate bonus issue capitalizations, equity raising with preferred shares, tax-efficient spin-off and distribution transactions, establishing collaborative or partnering arrangements with other companies and other corporate purposes.
Taken together, Resolutions 2(a) and 2(b) will increase the authorized preferred share capital from 500,000,000 shares with nominal value (par value) of US$0.01 each to 3,000,000,000,000 shares with nominal value (par value) of US$0.001 each.
•
Resolution 2(a) proposes the sub-division of the preferred shares, which currently stand at US$0.01 each in Mallinckrodt’s authorized share capital, to preferred shares of US$0.001 each.

•
Resolution 2(b) proposes the variation and increase of Mallinckrodt’s authorized share capital by the creation of 2,995,000,000,000 preferred shares of US$0.001 each.

If Resolutions 2(a) and 2(b) are approved by shareholders, Mallinckrodt’s authorized share capital would increase from US$10,000,000 and €25,000 divided into 500,000,000 ordinary shares of US$0.01 each, 500,000,000 preferred shares of US$0.01 each and 25,000 ordinary A shares of €1.00 each to US$3,005,000,000 and €25,000 divided into 500,000,000 ordinary shares of US$0.01 each, 3,000,000,000,000 preferred shares of US$0.001 each and 25,000 ordinary A shares of €1.00 each.
The authorized ordinary share capital remains unchanged by Resolutions 2(a) and 2(b). Resolutions 2(a) and 2(b) will not have any effect on the rights of our existing shareholders, and the articles of association of Mallinckrodt expressly provide that any subsequent issue of preferred shares (whatever the rights attaching to them) will be deemed not to be a variation of the rights of ordinary shareholders. Currently, no preferred shares are outstanding.
If the shareholders approve Resolutions 2(a) and 2(b), a future resolution of the Board of Directors of Mallinckrodt will be required to authorize any subsequent allotment and issuance of the authorized preferred shares. The articles of association of Mallinckrodt entitle the Board of Directors, without shareholder approval, to determine the terms of the preferred shares issued by Mallinckrodt from time to time. Preferred shares may be preferred as to dividends, rights on a winding-up, voting or in such manner as the Board of Directors may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at the option of Mallinckrodt and may be convertible into or exchangeable for shares of any other class or classes of Mallinckrodt, in each case depending on the terms of such preferred shares as determined by the Board of Directors. The issuance of preferred shares is subject to applicable law.
Resolutions 2(a) and 2(b) are proposed as ordinary resolutions.
The Separation
As announced on March 13, 2025, if approved by the Board of Directors and subject to the satisfaction of certain other conditions, the Company intends to separate Par Health, the Company’s generics pharmaceuticals and sterile injectables businesses, from the Company (the “Separation”, and the entity holding the separated businesses, “GxCo”). The Separation may take a variety of forms (such as a spin-off structure, or a split-off, sale or other structure), or it may not occur at all.

14   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

PROPOSALS REQUIRING YOUR VOTE
The approval of Resolutions 2(a) and 2(b) would allow the Company to structure the Separation in a way that is more tax-efficient under Irish law than other available structural alternatives.
For the avoidance of doubt, passing Resolutions 2(a) and 2(b) would not commit the Company to implement the Separation as described in the preceding paragraph or at all. The Separation (including the structure thereof) would be subject to a separate, and later, Board of Directors approval and the satisfaction of certain other conditions. As noted above, the Board of Directors could decide to use the authorized preferred shares to pursue alternatives unrelated to the Separation. In such case, or in the event that Resolutions 2(a) and 2(b) are not passed, the Board of Directors would retain the flexibility to pursue the Separation under a different structure now or in the future, or to not pursue the Separation. Shareholders are not being asked to approve the Separation.
Proposal to be Voted On
Resolution 2(a)
The text of Resolution 2(a) is as follows:
(a) THAT, the Preferred Shares of US$0.01 each in the authorized share capital of the Company be and are hereby sub-divided into Preferred Shares of US$0.001 each, having the rights and being subject to the restrictions as set out in, or as may be provided for pursuant to, the Company’s articles of association.
Resolution 2(b)
The text of Resolution 2(b) is as follows:
(b) THAT, the authorized share capital of the Company, which, following the approval of Resolution 2(a) above, will stand at US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 5,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each, be and is hereby varied and increased by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each, having the rights and being subject to the restrictions as set out in, or as may be provided for pursuant to, the Company’s articles of association, and each be authorised (for the avoidance of doubt) to be issued and allotted in accordance with the authorities granted to the directors under Article 8(c) of the Company’s articles of association, such that the authorized share capital of Mallinckrodt shall be US$3,005,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 3,000,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each.
Vote Required and Recommendation of the Board of Directors
The affirmative vote of a simple majority (greater than 50%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy, is required to approve Resolutions 2(a) and 2(b).
The Board of Directors unanimously recommends that you vote “FOR” Resolutions 2(a) and 2(b).

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   15

PROPOSALS REQUIRING YOUR VOTE
RESOLUTION 3: APPROVAL FOR THE ADJOURNMENT OF THE EGM IN CERTAIN CIRCUMSTANCES
Background
Mallinckrodt shareholders may be asked to vote on a resolution to adjourn the EGM to another time or place if necessary or appropriate in order to (i) to solicit additional proxies if there are insufficient votes at the time of the EGM to adopt and approve the EGM proposals; (ii) to provide to the Mallinckrodt shareholders in advance of the EGM any supplement or amendment to the proxy statement; or (iii) to disseminate any other information which is material to the Mallinckrodt shareholders voting at the EGM.
Resolution 3
The text of Resolution 3 is as follows:
THAT, any motion by the chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve Resolutions 1, 2(a) and 2(b), be approved.
Vote Required and Recommendation of the Board of Directors
The affirmative vote of a simple majority (greater than 50%) of the votes cast by the holders of Mallinckrodt ordinary shares present and voting, either in person or by proxy, is required to approve Resolution 3.
The Board of Directors unanimously recommends that you vote “FOR” Resolution 3.

16   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information regarding the beneficial ownership of Mallinckrodt ordinary shares as of August 18, 2025, by:
1.
each director and named executive officer of Mallinckrodt, and by all directors and executive officers as a group; and

2.
each person who, to the knowledge of Mallinckrodt, is the beneficial owner of more than 5% of the outstanding Mallinckrodt ordinary shares.

Under SEC rules, a person is deemed to be a beneficial owner of securities if such person, either alone or with others, has the power to vote or to dispose of those securities or the right to acquire such power within 60 days of August 18, 2025. We have assumed that securities subject to restricted units that by their terms have vested or vest within 60 days of August 18, 2025 are deemed to be outstanding and beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. There were 39,413,711 Mallinckrodt ordinary shares outstanding as of August 18, 2025, and the calculations of percentage ownership below are based on such number of outstanding shares regardless of the date of the information regarding beneficial ownership reported below.
Directors and Executive Officers
Name of Beneficial Owner	Number of Mallinckrodt Ordinary Shares Beneficially Owned	Percentage Ownership
Non-Employee Directors
Paul M. Bisaro	2,018	*
Leslie Donato	0	*
Katina Dorton	1,210	*
Paul Efron(1)	8,465	*
Scott Hirsch	455	*
Sophia Langlois	795	*
Marc Yoskowitz	787	*
Jonathan Zinman(2)	3,647	*
Named Executive Officers
Sigurdur O. Olafsson	15,779	*
Bryan M. Reasons(3)	30,761	*
Henriette Nielsen	3,360	*
Mark A. Tyndall	3,698	*
Lisa French	3,800	*
All directors and executive officers as a group (20 persons)	89,078	*

*
Less than 1%

(1)
The number of ordinary shares for Mr. Efron includes 7,692 ordinary shares that Mr. Efron purchased in a private placement transaction directly with Mallinckrodt on August 18, 2025.

(2)
Held indirectly through JZ Advisors LLC, a limited liability company, of which Mr. Zinman is 100% owner and managing member.

(3)
The number of ordinary shares for Mr. Reasons includes 25,647 shares Mr. Reasons would be entitled to receive as he is eligible for “Early Retirement” as defined in the 2024 Mallinckrodt Pharmaceuticals Stock and Incentive Plan.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   17

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Other Beneficial Owners
Name and Address of Beneficial Owner(1)(2)	Number of Mallinckrodt Ordinary Shares Beneficially Owned	Percentage Ownership
GoldenTree Asset Management LP(2) 300 Park Avenue, 21st Floor New York, NY 10022	7,946,176	20.16%
Silver Point Capital, L.P.(3) 2 Greenwich Plaza, Suite 1 Greenwich, CT 06830	3,553,723	9.02%
Marathon Asset Management GP, L.L.C.(4) c/o Marathon Asset Management, L.P. 1 Bryant Park, 38th Floor, New York, NY 10036	3,292,313	8.35%
Hudson Bay Capital Management(5) 28 Havemeyer Place, 2nd Floor Greenwich, CT 06830	2,481,694	6.30%

(1)
Insofar as known to Mallinckrodt, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), notices delivered to Mallinckrodt pursuant to the Irish Companies Act, and other information available to Mallinckrodt.

(2)
Based on information contained in a Schedule 13D filed with the SEC on August 7, 2025 by GoldenTree Asset Management LP, GoldenTree Asset Management LLC, and Steven A. Tananbaum, disclosing 7,926,176 Mallinckrodt ordinary shares held directly by certain funds and separate accounts managed by GoldenTree Asset Management LP and 20,000 Mallinckrodt ordinary shares held directly by Mr. Tananbaum.

(3)
Based on (i) information contained in a Schedule 13D/A filed with the SEC on March 18, 2025 by Silver Point Capital, L.P. (“Silver Point”), Edward A. Mulé, and Robert O’Shea, disclosing shared voting and dispositive power with respect to 1,692,330 Mallinckrodt ordinary shares and (ii) information previously provided by Endo as of May 2, 2025 and included in the Proxy Statement on Form 14A filed by Endo with the SEC on June 2, 2025, as amended, disclosing beneficial ownership of 7,228,711 shares of common stock, par value $0.001 per share (the “Endo common stock”), of Endo by Silver Point and its wholly owned subsidiaries. Represents estimated ownership based on the effects of the Transaction on Endo common stock.

(4)
Based on information contained in (i) a Schedule 13G/A filed with the SEC on August 27, 2024 by Marathon Asset Management GP, L.L.C. (“Marathon GP”), Marathon Asset Management, L.P. (“Marathon”), Internationale Kapitalanlagegesellschaft mbH Acting for SDF 2, Marathon Blue Grass Credit Fund, LP, Marathon Centre Street Partnership, L.P., Marathon CLO V Ltd., Marathon CLO VII Ltd., Marathon Distressed Credit Master Fund, Marathon StepStone Master Fund LP, MCSP Sub LLC, Quaestio Alternative Funds S.C.A., SICAV-FIS: CMAB-SIF-Credit Multi Asset Pool B, TRS Credit Fund, LP, Marathon Mornington Fund, L.P., Marathon Pacesetter High-Yield Fund, L.P., MDCF II Investment Fund A SCSp, Marathon Distressed Credit Fund, L.P., Bruce Richards, and Louis Hanover, disclosing shared voting and dispositive power with respect to 1,727,805 shares and (ii) a Schedule 13G/A filed with the SEC on May 15, 2025 by Marathon, Marathon GP, Bruce Richards and Louis Hanover, disclosing sole voting and dispositive power by Marathon with respect to 6,075,761 shares of Endo common stock. Represents estimated ownership based on the effects of the Transaction on Endo common stock.

(5)
Based on information contained in a Schedule 13G/A filed with the SEC on August 7, 2025 by Hudson Bay Capital Management LP, as an investment advisor, and Sander Gerber, as the managing member of the general partner of Hudson Bay Capital Management LP, disclosing shared voting and dispositive power with respect to 2,481,694 Mallinckrodt ordinary shares.

18   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

OTHER MATTERS
OTHER MATTERS
This proxy is solicited on behalf of the Board of Directors. The Board of Directors knows of no other business that will be presented to this EGM. If any other business is properly brought before the EGM, proxies will be voted in accordance with the procedures described in this proxy statement.
Registered and Principal Executive Offices
Our registered office and principal executive offices are located at College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, D15 TX2V, Ireland. The telephone number there is +353 1 696 0000.
Future Shareholder Proposals
In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in Mallinckrodt’s proxy statement for its 2026 Annual General Meeting must be received by us no later than December 4, 2025. However, if the date of Mallinckrodt’s 2026 Annual General Meeting is changed by more than 30 days from the date of its 2025 Annual General Meeting, then the deadline will be a reasonable time before we begin to print and send our proxy materials. Such proposals should be sent to its Corporate Secretary at Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, D15 TX2V, Ireland. To be included in Mallinckrodt’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be a proper subject for shareholder action under Irish law and otherwise comply with the requirements of Rule 14a-8 under the Exchange Act, including as to eligibility, form and substance.
Pursuant to the new articles of association of Mallinckrodt, effective as of July 31, 2025, a shareholder may otherwise propose business in proper form for consideration or nominate persons for election to the Board of Directors in compliance with the Mallinckrodt articles of association, without seeking to have the proposal included in Mallinckrodt’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. To bring a proposal before Mallinckrodt’s 2026 Annual General Meeting, a shareholder must deliver written notice of the proposed business to our Corporate Secretary at our registered office not earlier than the close of business on January 15, 2026, and not later than the close of business on February 14, 2026; provided that, in the event that the date of the 2026 Annual General Meeting is more than 30 days before or more than 60 days after the anniversary of Mallinckrodt’s 2025 Annual General Meeting, notice by the member must be delivered not earlier than the close of business on the 120th day prior to the date of the 2026 Annual General Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2026 Annual General Meeting or, if the first public announcement of the date of the 2026 Annual General Meeting is less than 100 days prior to the date of the 2026 Annual General Meeting, the 10th day following the day on which public announcement of the date of the 2026 Annual General Meeting is first made by the Company, and otherwise comply with the requirements of the Mallinckrodt articles of association.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Mallinckrodt’s nominees for its 2026 Annual General Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2026. However, if the date of Mallinckrodt’s 2026 Annual General Meeting has changed by more than 30 calendar days from the date of its 2025 Annual General Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual General Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual General Meeting is first made.
Where You Can Find More Information
For other information about Mallinckrodt, you can visit our website at mallinckrodt.com.
We use our website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. We also use our website to expedite public access to time-critical information regarding us in advance of or in lieu of distributing a press

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   19

OTHER MATTERS
release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations section of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations section of our website.
We make our website content available for information purposes only. Our website should not be relied upon for investment purposes, and nothing on our website shall be deemed incorporated by reference into this proxy statement.
You should rely only on the information contained in this proxy statement or that we have referred to you. Mallinckrodt has not authorized anyone to provide you with any additional information. This proxy statement is dated as of the date listed on the cover page. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and neither the mailing or posting of this proxy statement to shareholders of Mallinckrodt shall create any implication to the contrary.
Delivery of Documents to Shareholders Sharing an Address
In order to reduce printing and postage costs, only one proxy statement will be mailed to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders sharing an address. If your household has received only one proxy statement, we will deliver promptly a separate copy of such document to any shareholder who contacts us at +352 1 696 0000 or sends a written request to Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, D15 TX2V, Ireland, Attention: Corporate Secretary. If you are receiving multiple copies of our proxy statements and you wish to request delivery of a single copy, you may send a written request to Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, D15 TX2V, Ireland, Attention: Corporate Secretary.

20   MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

C/O MALLINCKRODT PLCCOMPANY SECRETARYCOLLEGE BUSINESS & TECHNOLOGY PARK CRUISERATH, BLANCHARDSTOWN DUBLIN 15, IRELAND SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on October 7, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on October 7, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, D15 TX2V, Ireland, attention Corporate Secretary by 11:59 p.m. U.S. Eastern Time on October 7, 2025.If you transmit your voting instructions by the internet or by telephone, you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V78963-TBDKEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYMALLINCKRODT PLCThe Board of Directors recommends you vote FOR Proposals 1, 2(a), 2(b) and 3:ForAgainstAbstainResolution 1: Approve the change of the name of Mallinckrodt from Mallinckrodt plc to Keenova Therapeutics plc.!!!Resolution 2(a): Approve the sub-division of the Preferred Shares of US$0.01 each in the authorized share capital of Mallinckrodt into Preferred Shares of!!!US $0.001 each.Resolution 2(b): Approve a variation and increase in the authorized share capital of Mallinckrodt, which following the approval of Resolution 2(a) above!!!will stand at US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US $0.01 each, 5,000,000,000 Preferred Shares of US$0.001 eachand 25,000 Ordinary A Shares of €1.00 each, by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each, such that the authorized sharecapital of Mallinckrodt shall be US$3,005,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 3,000,000,000,000 PreferredShares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each.Resolution 3: Approve the authority to adjourn the EGM to another time or place if necessary or appropriate to effect particular steps.!!!YesNoPlease indicate if you plan to attend the meeting.! !Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Extraordinary General Meeting of ShareholdersWednesday, October 8, 2025, 9:30 a.m., local timeArthur Cox LLPTen Earlsfort TerraceDublin 2, D02 T380, IrelandImportant Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:Notice and Proxy Statement, including resolutions are available at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com.V78964-TBDTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSEXTRAORDINARY GENERAL MEETING OF SHAREHOLDERSOCTOBER 8, 2025The undersigned hereby appoint(s) Sigurdur O. Olafsson and Mark A. Tyndall, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 9:30 a.m., local time on October 8, 2025 at the office of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and, in their discretion, upon any and all other matters that may properly come before the meeting or any adjournment or postponement of the meeting. The Board of Directors has fixed the close of business (U.S. Eastern Time) on September 5, 2025 as the record date for the determination of shareholders entitled to receive notice of and to attend, speak and vote at the Extraordinary General Meeting, or any adjournment, postponement or continuation thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side